                                AMENDMENT NO. 16

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

         The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

        WHEREAS, the parties desire to amend the Agreement to reflect the addition of AIM Summit Fund;

         NOW, THEREFORE, Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

         All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated:  October 17, 2005

                                            EACH FUND LISTED ON SCHEDULE A-1
                                            ON BEHALF OF THE SHARES OF EACH
                                            PORTFOLIO LISTED ON SCHEDULE A-1

                                            By: ______________________________
                                                     Name: Robert H. Graham
                                                     Title: President

                                            EACH FUND LISTED ON SCHEDULE A-2 ON
                                            BEHALF OF THE SHARES OF EACH
                                            PORTFOLIO LISTED ON SCHEDULE A-2

                                            By: ______________________________
                                                     Name: Robert H. Graham
                                                     Title: President


                                            A I M DISTRIBUTORS, INC.

                                            By: ______________________________
                                                     Name: Gene Needles
                                                     Title: President

                                  SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

        AIM EQUITY FUNDS

        PORTFOLIOS

        AIM Aggressive Growth Fund
        AIM Blue Chip Fund
        AIM Capital Development Fund
        AIM Charter Fund
        AIM Constellation Fund
        AIM Diversified Dividend Fund
        AIM Large Cap Basic Value Fund
        AIM Large Cap Growth Fund
        AIM Mid Cap Growth Fund
        AIM Select Basic Value Fund
        AIM Weingarten Fund

        AIM FUNDS GROUP

        PORTFOLIOS

        AIM Basic Balanced Fund
        AIM European Small Company Fund
        AIM Global Value Fund
        AIM International Small Company Fund
        AIM Mid Cap Basic Value Fund
        AIM Premier Equity Fund
        AIM Select Equity Fund
        AIM Small Cap Equity Fund

        AIM GROWTH SERIES

        PORTFOLIOS

        AIM Basic Value Fund
        AIM Conservative Allocation Fund
        AIM Global Equity Fund
        AIM Growth Allocation Fund
        AIM Mid Cap Core Equity Fund
        AIM Moderate Allocation Fund
        AIM Moderate Growth Allocation Fund
        AIM Moderately Conservative Allocation Fund
        AIM Small Cap Growth Fund

        AIM INTERNATIONAL MUTUAL FUNDS

        PORTFOLIOS

        AIM Asia Pacific Growth Fund
        AIM European Growth Fund
        AIM Global Aggressive Growth Fund
        AIM Global Growth Fund
        AIM International Core Equity Fund
        AIM International Growth Fund

        AIM INVESTMENT FUNDS

        PORTFOLIOS

        AIM Developing Markets Fund
        AIM Global Health Care Fund
        AIM Trimark Fund
        AIM Trimark Endeavor Fund
        AIM Trimark Small Companies Fund

        AIM INVESTMENT SECURITIES FUNDS

        PORTFOLIOS

        AIM Global Real Estate Fund
        AIM High Yield Fund
        AIM Income Fund
        AIM Intermediate Government Fund
        AIM Money Market Fund
        AIM Municipal Bond Fund
        AIM Total Return Bond Fund
        AIM Real Estate Fund

        AIM SPECIAL OPPORTUNITIES FUNDS

        PORTFOLIOS

        AIM Opportunities I Fund
        AIM Opportunities II Fund
        AIM Opportunities III Fund

        AIM SUMMIT FUND

        AIM TAX-EXEMPT FUNDS

        PORTFOLIO

        AIM High Income Municipal Fund

                                  SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

        AIM COUNSELOR SERIES TRUST

        PORTFOLIOS

        AIM Advantage Health Sciences Fund
        AIM Multi-Sector Fund

        AIM SECTOR FUNDS

        PORTFOLIOS

        AIM Energy Fund
        AIM Financial Services Fund
        AIM Gold & Precious Metals Fund
        AIM Leisure Fund
        AIM Technology Fund
        AIM Utilities Fund

        AIM STOCK FUNDS

        AIM Dynamics Fund
        AIM Small Company Growth Fund